UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2005

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8056	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters related to Accountants or Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 1, 2005, the Audit Committee appointed Goldstein Golub & Kessler LLP (“GGK”) as its principal independent auditors, replacing KPMG LLP (“KPMG”) who were dismissed on October 20, 2005. GGK has accepted the engagement.

During the Company’s two most recent fiscal years or for any subsequent interim periods prior to engaging GGK, neither the Company, nor anyone on the Company’s behalf, had consulted with GGK regarding any of the accounting or auditing issues identified in Item 304(a)(2) of Regulation S-K.

The Company requested that KPMG furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agreed with the disclosure made in the Current Report on Form 8-K filed on October 27, 2005. KPMG’s letter is attached as Exhibit 16.01 hereto.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.01	Letter from KPMG LLP to the Securities & Exchange Commission dated November 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

November 3, 2005	By:	/s/ John W. Swatek
		Name:	John W. Swatek
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

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